Dear Fellow Shareholders,

We want to welcome you as investors in the DCM Growth Fund. This is your first semi annual report and we are excited about having this opportunity to inform you of our progress since the Fund's commencement of operations on October 19, 1999.

The principal objective of the Fund is to invest in the common stocks of 20-30 medium and large capitalization companies that we believe have a high probability of achieving above average long-term growth. In determining whether a particular company is suitable for investment by the Fund, we focus on a number of different attributes, including the company's market dominance; its franchise durability and pricing power; consistent earnings history; profit margins; strong stable management; and reasonable valuations in the context of projected growth.

We are pleased to report that we have been true to those principles and the result is a successful first six months of operations for your Fund. During this period, October 19, 1999 through March 31, 2000, the total return of the Fund has been 24%. The companies held by the Fund continue to generally meet or beat our estimates, Wall Street's estimates, and their own estimates. Accordingly, we believe that the long-term investment outlook of the Fund is favorable.

Many periods are marked by unique events and circumstances that help define them. This one is no different. The two dominating themes of late have been the roller coaster performance of the NASDAQ index and technology stocks in particular, and the continued effort by the Federal Reserve to control inflation by raising short term interest rates.

Though we believe that these events will prove to be just another short-term historical footnote, we know these factors only play a small role in our decision-making. One of the tenets of our philosophy is to discount the short-term gyrations of the financial markets and to invest in those companies that have the management strength to focus on their core business.

Although our discipline implies a low turnover of the portfolio, we have been successful in using this market volatility to your advantage. We have been able to reduce certain positions at market highs while adding to others during the downturns. As long-term investors, we have seen many instances in which the "baby gets thrown out with the bathwater". Quality companies have seen their stocks get over sold during the time that more speculative companies have seen their stocks come back to earth. We try to be patient and wait for these times to become aggressive buyers of these high quality companies.

We continue to be excited about the future. We believe that there are great opportunities for investors as we proceed. Thank you again for your confidence and your support.


Sincerely,



Mark Derby                                  Jonathan Derby
President                                   Vice President


                                 DCM GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2000
                                   (UNAUDITED)


ASSETS:
Investments in securities, at value
       (cost $8,585,937) (Note 2) ..........................        $ 9,221,271
Cash .......................................................            138,813
Subscriptions receivable ...................................            192,321
Dividends and interest receivable ..........................              3,468
Due from advisor (Note 3) ..................................              6,280
Prepaid expenses ...........................................              6,208
       Total Assets ........................................          9,568,361

LIABILITIES:
Payables:
       Securities purchased ................................            165,531
       Fund shares redeemed ................................             13,399
       Accrued expenses ....................................             30,204
       Total Liabilities ...................................            209,134

       Net Assets ..........................................        $ 9,359,227

NET ASSETS CONSIST OF:
       Additional paid in capital ..........................        $ 8,693,834
       Accumulated net investment loss .....................            (18,527)
       Accumulated net realized gain from
         investment transactions (Note 6 ) .................             48,586
       Net unrealized appreciation on
         investments .......................................            635,334
       Net Assets ..........................................        $ 9,359,227

Net asset value and redemption
       price per share
       ($9,359,227/754,664 shares
       of capital stock outstanding)
       (Note 6 ) ...........................................        $     12.40





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                                 DCM GROWTH FUND
                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED MARCH 31, 2000(1)
                                   (UNAUDITED)

INVESTMENT INCOME:
Dividends ....................................................        $   8,257
Interest .....................................................            4,016
                                                                      ---------
                                                                         12,273

EXPENSES:
Investment advisory fee (Note 3) .............................        $  20,470
Administration fee ...........................................           18,218
Legal fee ....................................................            7,098
Transfer agent fee ...........................................            5,745
Audit fee ....................................................            3,549
Registration fees ............................................            2,821
Directors' fees and expenses .................................            2,746
Insurance ....................................................            2,517
Custody fee ..................................................            2,456
Printing .....................................................            2,456
Other ........................................................            1,559
                                                                      ---------
       Total expenses ........................................           69,635
       Less:  Expense reimbursement (Note 3) .................          (38,835)
                                                                      ---------
       Net expenses ..........................................           30,800
                                                                      ---------
       Net investment loss ...................................          (18,527)

NET REALIZED AND UNREALIZED GAINS
ON INVESTMENTS
(Note 2)
Net realized gain from investment
       transactions ..........................................           48,586
Net change in unrealized apprecation of
       investments ...........................................          635,334
                                                                      ---------
Net realized and unrealized gain
       on investments ........................................          683,920
                                                                      ---------
Net increase in net assets resulting
       from operations .......................................        $ 665,393
                                                                      =========

(1) The fund commenced operations on October 19, 1999.








    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS




                                 DCM GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS



                                                                           FOR THE PERIOD
                                                                               ENDED
                                                                         MARCH 31, 2000(1)
                                                                            (UNAUDITED)
                                                                        ------------------

Net investment loss ....................................................   $   (18,527)
Net realized gain from investment transactions .........................        48,586
Net change in unrealized appreciation of investments ...................       635,334
                                                                           -----------
Net increase in net assets resulting from operations ...................       665,393

Net capital share transactions (Note 4) ................................     8,593,834
                                                                           -----------

Net increase (decrease) in net assets ..................................     9,259,227

NET ASSETS:
Beginning of period ....................................................       100,000
                                                                           -----------

End of period (including accumulated undistributed net investment income
of $0.) ................................................................   $ 9,359,227
                                                                           ===========


(1) The fund commenced operations on October 19, 1999.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS




                                 DCM GROWTH FUND
                              FINANCIAL HIGHLIGHTS
              (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                  FOR THE
                                                                PERIOD ENDED
                                                              MARCH 31, 2000 (1)
                                                                (UNAUDITED)

Net asset value, beginning of period .........................       $   10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss ..........................................           (0.05)
Net realized and unrealized gain (loss) on
    investments ..............................................            2.45
Total from investment operations .............................            2.40

LESS DISTRIBUTIONS:
Dividends from net investment income .........................            0.00
Distribution from realized gains from security
     transactions ............................................            0.00
Total distributions ..........................................            0.00

Net asset value, end of period ...............................       $   12.40

Total return .................................................           24.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (in 000's) ..........................           9,359
Ratio of expenses to average net assets ......................            3.36%
Ratio of net expenses to average net assets ..................            1.49%
Ratio of net investment income (loss) to average
     net assets (gross) ......................................           (2.96%)
Ratio of net investment income (loss) to average
     net assets ..............................................           (1.09%)
Portfolio turnover rate ......................................           12.91%






(1) The fund commenced operations on October 19, 1999.







    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS




                                 DCM GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2000
                                   (UNAUDITED)
                                                                     MARKET
     SHARES                                                          VALUE
     ------                                                          -----

COMMON STOCKS - 94.49%
BANK/FINANCIAL SERVICES- 2.71%
    4,500 +   Fannie Mae..................................          $   253,969
                                                                    -----------
BANK/INSURANCE- 6.66%
   10,502     Citigroup Inc...............................              622,900
                                                                    -----------
BANK/MONEY CENTER- 5.33%
    5,724     Chase Manhattan Corp........................              499,061
                                                                    -----------
BROADCAST SERVICES/PROGRAM- 4.80%
    6,500 +   Clear Channel Communications................              448,906
                                                                    -----------
BUILDING SUPPLY- 7.24%
   10,500     Home Depot Inc..............................              677,250
                                                                    -----------
COMPUTER SOFTWARE- 6.17%
      400 +   Citrix Systems Inc..........................               26,500
    5,000 +   Microsoft Corp..............................              531,250
      250 +   Oracle Corporation..........................               19,516
                                                                    -----------
                                                                        577,266
                                                                    -----------
COMPUTER/NETWORKS- 10.06%
      273 +   Brocade Communications System Inc.......                   48,952
    9,358 +   Cisco Systems Inc...........................              723,490
    3,137 +   Dell Computer Corp..........................              169,202
                                                                    -----------
                                                                        941,644
                                                                    -----------
COMPUTERS-MEMORY DEVICES- 1.34%
    1,000 +   EMC Corp....................................              125,000
                                                                    -----------
ELECTRICAL EQUIPMENT- 5.31%
    3,200     General Electric Co.........................              496,600
                                                                    -----------
FINANCIAL SERVICES- 2.71%
    1,705     American Express Co.........................              253,938
                                                                    -----------
INSURANCE DIVERSIFIED- 5.26%
    4,500     American International Group Inc............              492,750
                                                                    -----------
INTERNET- 8.79%
    7,500     America Online Inc..........................              504,375
    2,811 +   CMGI Inc....................................              318,521
                                                                    -----------
                                                                        822,896
                                                                    -----------
MEDICAL SUPPLY- 1.24%
    2,263     Medtronic Inc...............................              116,403
                                                                    -----------
PHARMACEUTICAL- 5.87%
    4,000     Bristol-Myers Squibb Co.....................              231,000
    5,200     Pfizer Inc..................................              190,125
    3,495     Schering-Plough Corp........................              128,441
                                                                    -----------
                                                                        549,566
                                                                    -----------
RETAIL- 2.12%
    3,985     GAP Inc.....................................              198,503
                                                                    -----------



SEMICONDUCTOR- 4.63%
    3,282     Intel Corp..................................              433,019
                                                                    -----------
SOFTWARE- 2.13%
    4,138     Automatic Data Processing...................              199,659
                                                                    -----------
TELECOMMUNICATION EQUIPMENT- 12.12%
    4,000     Lucent Technologies Inc.....................              243,000
   11,046 +   MCI Worldcom Inc............................              500,499
      835     Nokia Corp-Spon ADR.........................              181,404
    1,400 +   Qualcomm Inc................................              209,038
                                                                    -----------
                                                                      1,133,941
                                                                    -----------

                TOTAL COMMON STOCK
                (Cost $8,207,937).........................            8,843,271
                                                                    -----------
SHORT TERM INVESTMENTS- 4.04%
  378,000     Firstar Stellar Treasury Fund...............              378,000
                                                                    -----------

                TOTAL INVESTMENTS
                (Cost $8,585,937)......................... 98.53%     9,221,271

                Other assets less liabilities.............  1.47%       137,956
                                                          -------   -----------
                TOTAL NET ASSETS..........................100.00%   $ 9,359,227
                                                          =======   ===========

+      Non-income producing security



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                 DCM GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000
                                   (UNAUDITED)



NOTE 1.  ORGANIZATION

         The DCM Growth Fund (the "Fund"), is organized as a series of the DCM Series Trust a Massachusetts business trust formed on August 5, 1999, and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 19, 1999. The Fund's business and affairs are managed by its officers under the direction of its Board of Trustees. The Fund's investment objective is to seek long-term growth of capital.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION - Securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are stated at fair value on the basis of valuations furnished by a pricing service approved by the Board of Trustees. The pricing service determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

C. FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E. USE OF ESTIMATES - The preparation of financial statements in conformity with general accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

  NOTE 3.  INVESTMENT ADVISORY FEES AND OTHER

  The Fund has an investment advisory agreement with Derby Capital Management ("Advisor"). Under this agreement, the Advisor provides the Fund with investment advice and supervises the Fund's management and investment programs for which the Fund pays a monthly advisory fee equal, on an annual basis, to 1.00% of its average daily net assets.

  The Advisor has voluntarily agreed to reimburse the Fund for expenses in excess of 1.50% of average net assets for the fiscal year ending September 30, 2000. The amount reimbursed by the Advisor for the period ended March 31, 2000 is set forth in the Statement of Operations.

  The Fund has a fund accounting and administrative agreement with American Data Services, Inc., ("ADS"). ADS receives a fee, computed daily and payable monthly, based on a percentage of average daily net assets, subject to certain minimums.



  NOTE 4.  CAPITAL SHARE TRANSACTIONS

         At March 31, 2000 there were an unlimited number of shares authorized at $10.00 par value. Transactions in capital stock during the period ended March 31, 2000 were as follows:

                                                      SHARES          AMOUNT
                                                      ------          ------
  Shares sold....................................    748,901       $8,642,839

  Shares issued for dividend reinvestment........         0                 0

  Shares repurchased.............................    (4,237)          (49,005)
                                                     -------       ----------
                                                     744,664       $8,593,834
                                                     =======       ==========





  NOTE 5.  INVESTMENT TRANSACTIONS

         Purchases and sales of investment securities, excluding short term securities, for the period ended March 31, 2000 aggregated $8,670,516, and $511,165, respectively.